Exhibit 99.1

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                                       AND
                 PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


     I, ROBERT J. NUGENT, Chairman of the Board and Chief Executive Officer of JACK IN THE BOX INC., state and attest that:

     1. To the best of my knowledge, based upon a review of the covered reports of Jack in the Box Inc., and, except as corrected or supplemented in a subsequent covered report:

            o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2. I have reviewed the contents of this statement with Jack in the Box Inc.'s audit committee.

     3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o Annual Report on Form 10-K for the fiscal year ended September 30, 2001 of Jack in the Box Inc.

            o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Jack in the Box Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o   any amendments to any of the foregoing.


ROBERT J. NUGENT                          Subscribed and sworn to before me this
----------------                          8th day of August, 2002.
Robert J. Nugent

Dated: August 8, 2002                   /s/MARY JEAN TINDOR
                                           ----------------
                                           Notary Public

                                           My Commission Expires: Sept. 18, 2004